UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 25, 2006
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 other events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

ITEM 8.01 Other Events
     On October 25, 2006, Nash-Finch Company (the “Company”), issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report, announcing that Christopher A. Brown has accepted an offer to serve as the Company’s Executive Vice President, Food Distribution.
     Mr. Brown, age 44, most recently served as Chief Executive Officer of SimonDelivers, Inc., a leading Minnesota based online grocery delivery company from 2003-2006. Prior to joining SimonDelivers, Mr. Brown was the Executive Vice President, Merchandising of the Company from 1999-2003 where he was responsible for all merchandising, procurement, marketing, category management and advertising. Other than the terms of Mr. Brown’s employment disclosed herein, there is no arrangement or understanding between Mr. Brown and any other persons pursuant to which he was selected as an officer of the Company. Mr. Brown’s employment will begin on November 6, 2006.
     On November 6, 2006, the Company will grant Mr. Brown 47,500 performance units denominated as restricted stock units (the “Units”). The Units will vest in full on the fifth anniversary of the grant date, assuming continued employment with the Company, or on the date that Mr. Brown’s employment ends due to death or disability. If Mr. Brown’s employment is sooner terminated by the Company other than for cause, a pro rata portion of the Units will vest. Upon vesting, Mr. Brown will be entitled to receive one share of the Company’s common stock for each Unit. Unvested Units will be forfeited when Mr. Brown’s employment with the Company terminates. Dividend equivalents paid in the form of additional restricted stock units will be provided on outstanding unit awards prior to settlement, subject to the same vesting requirements as the underlying Units. The Units are governed by the terms and conditions contained in a Restricted Stock Unit Award Agreement and the Nash-Finch Company 2000 Stock Incentive Plan, as amended (the “Plan”). The form of Restricted Stock Unit Award Agreement to be entered into by Mr. Brown is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 7, 2006.
     The foregoing description of the Units is qualified by reference to the form of Restricted Stock Unit Award Agreement and to the Plan, a copy of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 dated May 12, 2005.

Item 9.01 Financial Statements and Exhibits.
(d)   Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the registrant, dated October 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: October 25, 2006	By:	/s/ Kathleen M. Mahoney

		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General Counsel and Secretary

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED OCTOBER 25, 2006

Exhibit No.	Description	Method of Filing
99.1	Press Release issued by the registrant, dated October 25, 2006	Filed herewith

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